Reply to: J.G. (Jeff) Lawson Direct Phone: (403) 260-0267 Direct Fax: (403) 260-0337 jgl@bdplaw.com Assistant: Tammy Belsham/Nancy Dhaliwal Direct Phone: (403) 260-5715/260-0336 Our File: 54925-15

May 14, 2004

British Columbia Securities Commission
Alberta Securities Commission
Ontario Securities Commission
Autorité des marchés financiers du Québec

Dear Sirs/Mesdames:

Re:	TransGlobe Energy Corporation (the "Company") - NI 44-101 AIF Filing

On behalf of the Company, we hereby give notice that for the purposes of NI 44-101, the Company is relying on its Annual Information Form filed under NI 51-102 under SEDAR project number 647713.

Yours truly,

BURNET, DUCKWORTH & PALMER LLP

J.G. (Jeff) Lawson
Counsel

JGL\tlb